UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Gladstone Commercial Corporation

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Your Vote Counts! GLADSTONE COMMERCIAL CORPORATION 1521 WESTBRANCH DRIVE, SUITE 100 MCLEAN, VA 22102 GLADSTONE COMMERCIAL CORPORATION 2021 Annual Meeting Vote by May 5, 2021 11:59 PM ET You invested in GLADSTONE COMMERCIAL CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 6, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 22, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Vote Virtually at the Meeting* May 6, 2021 11:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/GOOD2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D38203-P49948

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D38204-P49948 01) Terry L. Brubaker 02) Caren D. Merrick 03) Walter H. Wilkinson, Jr. 1. Election of Directors Nominees: 2. To ratify our Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021. NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof. For For